UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2010

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Director

On November 3, 2010, in accordance with the Corporate Governance Guidelines of Lam Research Corporation (the “Company”) under which a director cannot be renominated as a director of the Company after attaining the age of 75, Richard J. Elkus retired his position as a director effective immediately prior to the Company’s 2010 Annual Meeting of Stockholders on November 4, 2010.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held at the principal office of the Company at 4650 Cushing Parkway, Fremont, California 94538 on November 4, 2010. Out of 122,873,314 shares of Common Stock (as of the record date of September 10, 2010) entitled to vote at the meeting, 113,033,765 shares were present in person or by proxy.

The results of voting on the following items were as set forth below:

(a) The votes for nominated directors, to serve for the ensuing year, and until their successors are elected, were as follows:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
James W. Bagley	97,526,159	6,472,353	9,035,253
David G. Arscott	97,831,121	6,167,391	9,035,253
Robert M. Berdahl	103,070,284	928,228	9,035,253
Eric K. Brandt	103,623,897	374,615	9,035,253
Grant M. Inman	97,331,362	6,667,150	9,035,253
Catherine P. Lego	103,618,619	379,893	9,035,253
Stephen G. Newberry	97,949,965	6,048,547	9,035,253

All director nominees were duly elected.

(b) The vote on a proposal to approve the Company’s amended and restated 2004 Executive Incentive Plan (the “EIP”) was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Total Shares Voted	79,589,327	23,428,761	980,424	9,035,253
% of Voted Shares	76.52%	22.52%	0.94%	—
% of Outstanding Shares	64.77%	19.06%	0.79%	7.35%

The EIP was approved.

(c) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011 was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Total Shares Voted	107,087,687	5,872,744	73,334	—
% of Voted Shares	94.73%	5.19%	0.06%	—
% of Outstanding Shares	87.15%	4.77%	0.05%	—

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2010

LAM RESEARCH CORPORATION

By:	/S/ GEORGE M. SCHISLER, JR.
George M. Schisler, Jr.
Vice President, General Counsel and Secretary